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                                                                   EXHIBIT 10.48
                                                                  EXECUTION COPY

                                CUSTODY AGREEMENT

                                      among

 HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1
                               LLC II, as Issuers

                                       and

                           BNY Midwest Trust Company,

                              as Indenture Trustee

                                       and

                     Iron Mountain Records Management, Inc.,

                                  as Custodian

                                       and

                                   HPSC, Inc.

                                   as Servicer

                          dated as of December 1, 2000
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                                CUSTODY AGREEMENT

         THIS CUSTODY AGREEMENT, dated as of the date set forth on the cover page hereof, is made and entered into among HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II (each an "Issuer" and collectively, "Issuers"), BNY Midwest Trust Company, as Indenture Trustee ("Indenture Trustee") under an Indenture (the "Indenture"), dated as of December 1, 2000, among the Issuers, the Servicer, the Indenture Trustee and the Originators (as defined therein), Iron Mountain Records Management, Inc. ("Custodian"), and HPSC, Inc. ("HPSC" or "Servicer").

                                   DEFINITIONS

         Unless otherwise indicated, capitalized terms, when used in this Agreement, shall have the meanings set forth in the Annex to the Indenture.

                                    AGREEMENT

                                    RECITALS

WHEREAS, pursuant to the terms of the Transaction Documents, the Issuers are issuing eight classes of Notes which are secured by Pledged Property;

WHEREAS, the Indenture Trustee holds a security interest in the Pledged Property for the benefit of the Noteholders;

WHEREAS, the Indenture Trustee wishes to designate the Custodian as its agent and bailee for purposes of maintaining possession of Contract Files containing Pledged Property;

WHEREAS, the Custodian is willing to act as custodian and bailee;

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                              DELIVERY OF DOCUMENTS

         Section 1.1. Documents to be delivered by Issuers to Custodian.

         (a) The Issuers have delivered to Custodian the Contract Files identified in the schedule of numbered Contract Files attached hereto as Schedule A ("Initial Contract File Schedule"). The Custodian shall hold, as custodian and bailee on behalf of Indenture Trustee, the Contract Files identified in the Initial Contract File Schedule.
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         (b) From time to time after the date hereof, Issuers may deliver to
Custodian additional Contract Files. Additional Contract Files shall be listed on subsequent schedules of numbered Contract Files (each a "Subsequent Contract File Schedule") that shall also be delivered to Custodian and Indenture Trustee.

         (c) The Issuers shall designate on the Initial Contract File Schedule and each Subsequent Contract File Schedule the name of the Issuer which owns the Contract File.

                                   ARTICLE II.

                              CAPACITY OF CUSTODIAN

         Section 2.1. Custodian as Custodian and Bailee of Indenture Trustee. Indenture Trustee hereby appoints Custodian, in its independent corporate capacity, as the custodian and bailee of Indenture Trustee for the benefit of the Noteholders and their successors and assigns, and Custodian hereby accepts and agrees to act as custodian and bailee for Indenture Trustee and any successor to or assignee of Indenture Trustee on behalf of the Purchaser in accordance with the terms and conditions of this Agreement. With respect to each Contract File delivered to Custodian, Custodian is solely and exclusively the custodian and bailee for Indenture Trustee for all purposes (including, but not limited to, holding the Contract Files for the Indenture Trustee for purposes of perfection of the Indenture Trustee's security interest therein. Custodian shall hold in its possession at 1 Old Forge Hill Road, Franklin, MA 02138 or at any other facility specified in writing to Indenture Trustee, located in the Commonwealth of Massachusetts from which it provides custodial services, all Contract Files received by Custodian from Issuers from time to time for the sole and exclusive use and benefit of Indenture Trustee and, except as otherwise provided herein, shall make disposition thereof only in accordance with the written instructions of Indenture Trustee. Custodian shall segregate and maintain continuous custody of all documents constituting Contract Files received by it in secure facilities, equipped with fire detection and fire suppression features, all in accordance with customary standards for such custody.

                                  ARTICLE III.

                           CERTIFICATION BY CUSTODIAN

         Section 3.1. Contract File Certification. Custodian certifies that it has received the numbered Contract Files shown on the Initial Contract File Schedule and will hereafter from time to time, and in any case, with respect to each Subsequent Contract and each Substitute Contract, prior to the related Subsequent Transfer Date and Substitute Transfer Date, as applicable, provide similar certification upon receiving additional Contract Files pursuant to Subsequent Contract File Schedules.

         Section 3.2. No Further Obligations. Custodian shall have no obligation to verify or review the contents of any Contract File.



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                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES:

                             LIMITATION OF LIABILITY

         Section 4.1. Representations and Warranties of Custodian. Custodian represents and warrants to Indenture Trustee and Issuers that:

         (a) Custodian (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has full corporate power and authority to conduct its business and affairs as a Custodian; and

         (b) Custodian does not control, is not controlled by nor is under common control with Issuers or any Transferors; and

         (c) This Agreement, when executed and delivered by Custodian, will constitute the valid, legal and binding obligation of Custodian, enforceable against Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership or similar debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

         Section 4.2. Limitation of Liability; No Assignment. The duties and obligations of Custodian shall be determined solely by the express provisions of this Agreement. Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors or assigns. Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities or obligations under this Agreement. Any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void. No representations, warranties, covenants (other than those expressly made by Custodian in this Agreement) or obligations of Custodian shall be implied with respect to this Agreement or Custodian's services hereunder. Without limiting the generality of the foregoing, Custodian:

         (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities in performance of its duties hereunder;

         (b) will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any contents within the Contract Files, and will not be required to and will not make any representations as to the validity, value or genuineness of such contents;


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         (c) shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity by the Issuers or the Servicer;

         (d) may rely on and shall be protected in acting in good faith upon the written instructions of Indenture Trustee and such employees and representatives of Indenture Trustee, as Indenture Trustee may hereinafter designate in writing;

         (e) the Custodian may, in its reasonable judgment, consult with Custodian's in-house counsel or any other counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

         (f) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law or for anything that it may do or refrain from doing in connection therewith, except in the case of negligent performance or omission, intentional failure to perform or intentional omission; and

         (g) shall not be liable for the loss or destruction of, or damage to, Contracts in its custody unless such loss, damage or destruction is caused by the negligence of Custodian or its employees or agents; in the event of loss, damage or destruction due to such negligence, Custodian's liability shall be limited to $1.00 per Contract.

         (h) may execute any of the rights or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve Custodian for, responsibility therefor to the same degree as if Custodian itself had executed such trusts or powers.

                                   ARTICLE V.

                                  MISCELLANEOUS

         Section 5.1. Release of Documents. In the event that any specific Contract File is required by the Servicer, either (a) because such Contract File contains a Contract that has been paid in full, is a Purchased Contract or is a Contract in respect to which a Substitute Contract has been submitted in its place and is to be released by the Servicer, to the maker of the Contract, or
(b) to permit the Servicer to foreclose upon the collateral securing the Contract and to continue default proceedings, or (c) for any other purpose(s) consistent with the terms hereof, the Servicer shall send to Custodian a Request for Release in the form of Exhibit 1 ("Request for Release"), appropriately completed and executed by the Servicer. Custodian shall, on the same day as received, send by facsimile or overnight courier a copy of such Request for Release to Indenture Trustee. If such Request for Release is for either of the purposes set forth in clauses (a) or (b) above, Custodian may release the Contract File so requested to the Servicer, on the fourth Business Day following receipt by Custodian of such Request for Release unless Custodian is

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notified by Indenture Trustee of Indenture Trustee's objection to such release prior to such release by Custodian. If such Request for Release is for a purpose referred to in clause (c) above, in the event that Indenture Trustee consents in writing to the release of such Contract File, Indenture Trustee will return a copy of the applicable Request for Release to Custodian with such consent indicated thereon. Any such written consent of the Indenture Trustee, if required hereunder, shall be obtained from Indenture Trustee within twenty (20) Business Days of receipt of such Request for Release by the Indenture Trustee. Notwithstanding anything to the contrary herein, Custodian shall in no event release to the Servicer any Contract Files without the written authorization of Indenture Trustee if the applicable Request for Release sets forth, as the basis for such release, any purpose other than one of the purposes set forth in clauses (a) or (b) above. The Servicer shall promptly return to the Custodian each requested Contract File when the Servicer's need therefor in connection with such foreclosure, purchase, substitution or servicing no longer exists, unless the Contract has been paid in full, is a Purchased Contract or is a Contract with respect to which a Substitute Contract has been submitted in its place, in which case, the Servicer may retain such Contract File. Any trust receipt executed by the Servicer for Contract Files released to Servicer hereunder shall reflect that the Servicer holds such documents as custodian for Custodian pursuant to this Agreement.

         Notwithstanding anything to the contrary set forth herein, in no event shall the Custodian release to the Servicer any Contract File in the event that Contract Files relating to 10% or more of the Contracts have been previously released to the Servicer and are still held by Servicer under outstanding Requests for Release unless the Indenture Trustee has obtained the prior written consent of the Majority Holders. This limitation shall not apply to the release of Contract Files pursuant to Clause (a) of this Section 5.1. The Servicer may hold and hereby acknowledges that it shall hold any Contract Files and all other Pledged Property that it may from time to time receive hereunder as custodian for the Custodian. To the extent the Servicer as agent of the Custodian, Indenture Trustee and the Issuers, holds any Contract File or other Pledged Property, the Servicer shall do so in accordance with the Servicing Standard as such standard applies to servicers acting as custodial agents. The Servicer shall promptly report to the Custodian the loss by it of all or part of any Contract File previously provided to it by the Custodian and shall promptly take appropriate action to remedy any such loss. In such custodial capacity, the Servicer shall have and perform the following powers and duties.

                   5.1.1 hold the Contracts and Contract Files that it may from time to time receive hereunder from the Custodian for the benefit of the Issuers and the Noteholders, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of the Indenture and this Agreement, and maintain a current inventory thereof;

                   5.1.2 implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of such Contract Files and consistent with the Servicing Standard so that the integrity and physical possession of such Contract Files will be maintained; and

                   5.1.3 take all other actions, in accordance with the Servicing Standard, in connection with maintaining custody of such Contract Files on behalf of the Custodian.


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                   5.1.4 Acting as custodian of such Contract Files pursuant to this Section 5.1.4, the Servicer agrees that it does not and will not have or assert any beneficial ownership interest in the Contracts or the Contract Files.

                   5.1.5 The Servicer agrees to maintain any Contract Files that it may from time to time receive from the Custodian at its office located in Boston, Massachusetts or West Hartford, Connecticut, or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Indenture Trustee, the Custodian and the Noteholders.

         Section 5.2. Custodian's Fees and Expenses. It is understood that Custodian will charge such fees for its services, the payment of which, together with Custodian's expenses in connection herewith, shall be solely the obligation of Issuers. The fees shall include the following:

         (i) reasonable compensation for its services, initially as set forth in a letter agreement between Custodian and Issuers, it being understood that such compensation shall be .001% of the initial Aggregate Outstanding Contract Balance (the "Custodian Fee");

         (ii) reimbursement for its reasonable expenses; and

         (iii) indemnification for loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of performance of its duties thereunder ((ii) and (iii) collectively, the "Custodian Expenses").

                   Section 5.2.1 Custodian shall have the right to terminate its obligations under this Agreement in the event that Issuers fail to pay the Custodian Fee and Custodian Expenses within 30 days of receiving notice that such Custodian Fee and Custodian Expenses are overdue and provided further that Custodian shall provide notice of its intention to terminate to the Indenture Trustee, which shall have 30 days to pay amounts due to Custodian hereunder in which case this Agreement shall continue in effect.

         Section 5.3. Discharge of Custodian. Upon thirty (30) days' written notice, Indenture Trustee, at the written direction of an Issuer, may remove and discharge Custodian, or any successor Custodian thereafter appointed, from the performance of its duties under this Agreement by written notice from Indenture Trustee to Custodian or the successor Custodian, with a copy of such notice to Issuers. Having given notice of such removal, Indenture Trustee shall promptly appoint by written instrument a successor Custodian. One original counterpart of such instrument shall be delivered to Indenture Trustee, one copy shall be delivered to each Issuer, and one copy shall be delivered to the successor Custodian. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed by Indenture Trustee, all of the Contract Files being administered under this Agreement.

         Section 5.4. Termination of Custodian's Obligations. Custodian may terminate its obligations under this Agreement upon at least sixty (60) days' written notice to Issuers and

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Indenture Trustee. In the event of such termination, Issuers shall appoint a successor Custodian, subject to approval by Indenture Trustee. If Issuers are unable to appoint a successor Custodian within a reasonable period of time, Indenture Trustee, acting at the written direction of the Majority Noteholders, shall appoint a successor Custodian or Indenture Trustee shall direct Custodian to deliver the Contract Files to Indenture Trustee itself. The payment of such successor Custodian's fees and expenses shall be the sole responsibility of Issuers. Upon such appointment, Custodian shall promptly transfer to the successor Custodian, as directed, all the Contract Files being administered under this Agreement. Custodian's obligations hereunder shall not in any event be terminated until all the Contract Files have been delivered to the successor Custodian or to Indenture Trustee.

         Section 5.5. Access to Documents. Upon reasonable prior written notice to Custodian, Indenture Trustee and/or Issuers and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Contract Files.

         Section 5.6. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect (a) crime insurance, including coverage for the theft of documents and forgery, and (b) professional liability insurance covering the risk of errors and omissions. The crime insurance shall be in an amount not less than $2,000,000, and the professional liability insurance shall be in an amount not less than $5,000,000 with standard coverage and subject to deductibles, as are customary for insurance typically maintained by custodians in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to Indenture Trustee, containing the insured's statement or endorsement that such insurance shall not terminate prior to receipt by Indenture Trustee, by registered mail, of ten (10) days' notice thereof.

         Section 5.7. Contract File Schedules. Upon the request of Indenture Trustee at any time, Custodian shall provide to Indenture Trustee the Initial Contract File Schedule and each Subsequent Contract File Schedule.

         Section 5.8. Copies of Contract Files. Upon the request of Indenture Trustee for a particular numbered Contract File and at the cost and expense of Indenture Trustee, Custodian shall provide Indenture Trustee with a copy of the contents of the requested Contract File.

         Section 5.9. Adverse Interests. By execution of this Agreement, Custodian represents, warrants and covenants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Contract File, and hereby waives and releases any such interest that it may have in any Contract File as of the date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of setoff, if any, that Custodian may otherwise have against all or any part of the Contract File or proceeds thereof.

         Section 5.10. Authorized Representatives. Each authorized representative (an "Authorized Representative") of Indenture Trustee is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this

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Agreement on behalf of Indenture Trustee, and the specimen signature for each such Authorized Representative of Indenture Trustee initially authorized hereunder is set forth on Exhibit 2 hereof. From time to time, Indenture Trustee shall deliver to Custodian a revised Exhibit 2, reflecting changes in the information previously given, but Custodian shall be entitled to rely conclusively on the last Exhibit 2 until receipt of a superseding Exhibit 2. To the extent expressly permitted in this Agreement, each Authorized Representative of Issuers is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Issuers and the specimen signature for each such Authorized Representative of Issuers initially authorized hereunder is set forth on Exhibit 3 hereof. From time to time, Issuers shall deliver to Custodian a revised
Exhibit 3, reflecting changes in the information previously given, but Custodian shall be entitled to rely conclusively on the last Exhibit 3 until receipt of a superseding Exhibit 3.

         Section 5.11. Indemnification. Custodian hereby agrees to indemnify and hold Issuers and Indenture Trustee, the Noteholders, their shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against and reimburse them for any and all losses, claims, demands, obligations, damages, injuries (to persons, property or natural resources), penalties, stamp or other similar taxes, suits, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's and agent's fees and expenses, incurred by Issuers or Indenture Trustee of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Indenture Trustee and resulting from Custodian's negligence, willful misconduct or failure to perform its obligations hereunder, or a breach of any representation or warranty by Custodian contained in this Agreement. Issuers hereby agree to indemnify and hold Custodian, its directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, damages, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including reasonable attorney's fees incurred by Custodian and resulting from Issuers' negligence, willful misconduct or failure to perform its obligations hereunder or other breach by Issuers of this Agreement. The foregoing indemnifications set forth in this Section 5.11 shall survive any termination of this Agreement or the earlier resignation or removal of the Custodian. For purposes of this Agreement and without limitation as to what constitutes negligence, the Custodian's inability to produce a Contract File within five (5) Business Days after required or requested by Indenture Trustee hereunder shall constitute negligence; provided, that (i) such Contract File is not outstanding pursuant to a Request for Release or otherwise as permitted in this Agreement and provided that Custodian's inability to produce such Contract File is not due to events beyond the reasonable control of Custodian (e.g., natural disaster, transmission failure, war or insurrection).

         Section 5.12. Execution in Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

         Section 5.13. Assignment by Indenture Trustee. Indenture Trustee shall have the right, without the consent of Custodian or Issuers, to assign to any successor trustee, in whole or

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in part, its interests under this Agreement in all of the Contract Files, and designate any agent or representative to exercise any rights of Indenture Trustee, hereunder, and the assignee or designee shall succeed to the rights and obligations hereunder of Indenture Trustee with respect to such Contract Files. All references to Indenture Trustee shall be deemed to include its assignee or designee.

         Section 5.14. Termination of this Agreement. This Agreement shall terminate upon the earlier of the repayment in full of all amount owing to holders of Notes and the payment of all other amounts required under the Indenture and under the other Transaction Documents.

         Section 5.15. Waivers. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party or parties purportedly granting such waiver.

         Section 5.16. Effect of Invalidity of Provisions. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

         Section 5.17. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

         Section 5.18. Binding Effect: Governing Law. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Issuers nor Custodian may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Indenture Trustee. This Agreement shall be construed in accordance with, and governed by the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof

         Section 5.19. Notices. All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) business day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) business days after such are deposited in the United States mails, certified or registered mail all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as either party may, from time to time, designate in writing. Written notice may be given by facsimile to the facsimile number shown below, or to such other facsimile number as either party may designate, from time to time, in writing, provided that such notice shall not be deemed effective unless it is confirmed within 24 hours by hand delivery, courier delivery or mailing of a copy of such notice

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in accordance with the requirements set forth above. Notwithstanding the foregoing, notices and requests in the normal course of business under this Agreement shall be addressed as the parties shall notify each other from time to time.

               If to Issuers:
               -------------

               HPSC Equipment Receivables 2000-1 LLC I
               60 State St., Suite 3520
               Boston, MA 02109-1803
               Telephone:  (800) 225-2488 ext. 4003
               Fax:  (617) 723-4786
               Attention:  Stephen Ballou

               HPSC Equipment Receivables 2000-1 LLC II
               60 State St., Suite 3520
               Boston, MA 02109-1803
               Telephone:  (800) 225-2488 ext. 4004
               Fax:  (617) 723-4786
               Attention: Stephen Ballou

               If to Indenture Trustee:

               BNY Midwest Trust Company
               2 North LaSalle St., Suite 1020
               Chicago, IL  60602
               Telephone:  (312) 827-8569
               Fax:  (312) 827-8562
               Attention:  Structured Finance Services

               If to Custodian:
               ---------------

               Iron Mountain Records Management, Inc.
               745 Atlantic Avenue
               Boston, MA 02111
               Telephone:  (617) 535-4766
               Fax:  (617) 350-7881
               Attention:  Garry B. Watzke, Vice President and General Counsel

               If to Servicer:
               --------------

               HPSC, Inc.
               60 State St., Suite 3520
               Boston, MA  02109-1803
               Telephone:  (617) 720-7251
               Fax: (617) 723-4786


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         Attention: Rene Lefebvre

         Section 5.20. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 5.21. SUBMISSION TO JURISDICTION: WAIVER OF TRIAL BY JURY. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT (A) EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS AND (B) EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, INDENTURE TRUSTEE, PURCHASER, ISSUERS AND CUSTODIAN EACH IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

         Section 5.22. Representation by Counsel. Custodian and Issuers hereby acknowledge to Indenture Trustee that Custodian and Issuers have been (or have been finished sufficient opportunity to have been) represented by counsel during the course of the negotiation of this Custody Agreement and the other Transaction Documents.

         Section 5.23. Construction. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise required:

         (d) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (e) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (f) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subsections of this Agreement;

         (g) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (h) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreements as a whole and not to any particular provision; and

         (i) the term "include" or "including" shall mean without limitation by reason of enumeration.

         Section 5.24. Rights of the Indenture Trustee. .The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture as if specifically set forth herein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          HPSC Equipment Receivables 2000-1 LLC I



                          By:
                             -------------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                     -----------------------------------------



                          HPSC Equipment Receivables 2000-1 LLC II



                          By:
                             -------------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                     -----------------------------------------



                          Iron Mountain Records Management, Inc.

                          By:
                             -------------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                     -----------------------------------------



                          BNY Midwest Trust Company, not in its
                          individual capacity, but solely as Indenture Trustee

                          By:
                             -------------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                     -----------------------------------------




                               As to Section 5.1 Acknowledged and
                               Agreed to as of the date first written
                               above:

                               HPSC, Inc., as Servicer

                          By:
                             -------------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                     -----------------------------------------

                                    EXHIBIT 1

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Iron Mountain Records Management, Inc.

         Re: Custody Agreement, dated as of December 1, 2000, among HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II ("Issuers"), BNY Midwest Trust Company ("Indenture Trustee"), Iron Mountain Records Management, Inc. ("Custodian"), and HPSC, Inc. ("Servicer").

                  In connection with the administration of the Contract Files held by you as Custodian for Indenture Trustee pursuant to the above-captioned Custody Agreement, we request the release of the Contract File described below, for the reason indicated.

Contract File Number:

Reason for Requesting File: The undersigned hereby represents and warrants to Custodian and to Indenture Trustee that the Servicer is hereby requesting the release of the above-described Contract File for the following reason (check one):

_____ 1. Contract within Contract File Paid in Full or is a Purchased Contract or is a Contract in respect to which a Substitute Contract has been submitted in its place.

_____    2.       Contract within Contract File in Default Proceedings

_____    3.       Other (explain) __________________

         In connection with the release as requested hereby, the undersigned hereby certify to the Custodian and to the Purchaser that no Event of Default exists, or would exist after giving effect to the release requested hereby, under that certain Indenture of even date herewith (as amended, supplemented or otherwise modified) among the Issuers, the Servicer, the Originators and the Indenture Trustee.

                                            HPSC, Inc., as Servicer

                                            By:__________________________
                                                  Name:
                                                  Title:
                                                  Date:


Release of documents consented to [Indenture Trustee's consent not required with respect to releases based upon reasons 1 or 2 above]:

Iron Mountain Records Management, Inc.

By:_________________________________
      Name:
      Title:
      Date:

Consent of Indenture Trustee required with respect to 3:

BNY Midwest Trust Company, as Indenture Trustee

By:_______________________________________
      Name:
      Title:
      Date:

                                    EXHIBIT 2

                    AUTHORIZED OFFICERS OF INDENTURE TRUSTEE

Name                                           Specimen Signature


____________________________________      _____________________________________


____________________________________      _____________________________________



____________________________________      _____________________________________

                                    EXHIBIT 3

                         AUTHORIZED OFFICERS OF ISSUERS

Name                                             Specimen Signature


____________________________________      _____________________________________



____________________________________      _____________________________________

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I. - DELIVERY OF DOCUMENTS..........................................  1

   Section 1.1.  Documents to be delivered by Issuers to Custodian..........  1


ARTICLE II. - CAPACITY OF CUSTODIAN.........................................  2

   Section 2.1.  Custodian as Custodian and Bailee of Indenture Trustee.....  2


ARTICLE III. - CERTIFICATION BY CUSTODIAN...................................  2

   Section 3.1.  Contract File Certification................................  2
   Section 3.2.  No Further Obligations.....................................  2


ARTICLE IV. - REPRESENTATIONS AND WARRANTIES LIMITATION OF LIABILITY........  3

   Section 4.1.  Representations and Warranties of Custodian................  3
   Section 4.2.  Limitation of Liability; No Assignment.....................  3


ARTICLE V. - MISCELLANEOUS..................................................  4

   Section 5.1.  Release of Documents.......................................  4
   Section 5.2.  Custodian's Fees and Expenses..............................  6
   Section 5.3.  Discharge of Custodian.....................................  6
   Section 5.4.  Termination of Custodian's Obligations.....................  7
   Section 5.5.  Access to Documents........................................  7
   Section 5.6.  Insurance .................................................  7
   Section 5.7.  Contract File Schedules....................................  7
   Section 5.8.  Copies of Contract Files...................................  7
   Section 5.9.  Adverse Interests..........................................  7
   Section 5.10. Authorized Representatives.................................  8
   Section 5.11. Indemnification............................................  8
   Section 5.12. Execution in Counterparts..................................  9
   Section 5.13. Assignment by Indenture Trustee............................  9
   Section 5.14. Termination of this Agreement..............................  9
   Section 5.15. Waivers ...................................................  9

   Section 5.16. Effect of Invalidity of Provisions.........................  9
   Section 5.17. Entire Agreement...........................................  9
   Section 5.18. Binding Effect: Governing Law..............................  9
   Section 5.19. Notices ................................................... 10
   Section 5.20. Exhibits .................................................. 11
   Section 5.21. SUBMISSION TO JURISDICTION:  WAIVER OF TRIAL BY JURY....... 11
   Section 5.22. Representation by Counsel.................................. 11
   Section 5.23. Construction............................................... 12
   Section 5.24. Rights of the Indenture Trustee............................ 12


Exhibit 1:      Request for Release of Documents

Exhibit 2:      Authorized Officers of Indenture Trustee

Exhibit 3:      Authorized Officers of Issuers




                                       ii